                          SCHEDULE DEF14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ /  Confidential, for use of the Commission only
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  TRIDENT ROWAN GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                  TRIDENT ROWAN GROUP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /  Fee paid previously with preliminary materials:
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/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1) Amount Previously Paid:
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------------------------
(1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                           TRIDENT ROWAN GROUP, INC.
                             Two Worlds Fair Drive
                           Somerset, New Jersey 08873
                                 (908) 868-9000

                                   NOTICE OF

                         ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
Trident Rowan Group, Inc.

    An Annual Meeting of Shareholders of Trident Rowan Group, Inc. (the "Company") will be held at The Atrium Club, 115 East 57th street, NY, NY , on December 9, 1997 at 10:00 a.m., for the following purposes:

    1. To amend the Company's Articles of Incorporation to expand and limit the Board of Directors to a maximum of 11 members under certain circumstances, and to a maximum of 10 members under other circumstances.

    2. To amend the Company's Articles of Incorporation to provide that the Board of Directors shall include, under certain circumstances, three nominees of Tamarix Investors LDC ("Tamarix") and an additional three independent directors who are otherwise experienced in business matters and otherwise reasonably acceptable to Tamarix.

    3. To amend the Company's Articles of Incorporation to provide that action of the Board of Directors shall require the affirmative vote of the majority of the entire Board, including vacancies then unfilled.

    4. To amend the Company's Articles of Incorporation to provide for a staggered Board of Directors consisting of three classes of directors.

    5. If Proposal No. 4 is adopted, to amend the Company's Articles of Incorporation to provide that under certain circumstances, Tamarix shall have the right to nominate one member to each class thereof.

    6. To elect the following eleven persons to the Board of Directors. If Proposal No. 4 is adopted, (a) four of such persons shall be Class I directors who shall serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, (b) four of such persons shall be Class II directors who shall serve until the Company's 1999 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, and
(c) three of such persons shall be Class III directors who shall serve until the Company's 2000 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, as follows:

             Class I to serve until the 1998 shareholders' meeting:

    Albino Collini       Mario Tozzi-Condivi       Giovanni Caronia         Nicola Caiola

            Class II to serve until the 1999 shareholders' meeting:

    Arno Morenz        Deborah Schondorf-      William Spier         Ronald Koenig
                             Novick

            Class III to serve until the 2000 shareholders' meeting:

      Howard E. Chase               Emanuel Arbib                 Mark Hauser

    If Proposal No. 4 is not adopted, all of the above eleven nominee directors shall serve until the next annual meeting and until their successors shall be elected and shall qualify.

    7. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

    8. To act upon any other business that may properly come before the meeting.

    The shareholders of record at the close of business on October 29, 1997 will be entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

    You are cordially invited to attend the meeting. Whether or not you plan to be present, kindly fill in and sign the enclosed Proxy exactly as your name appears on your stock certificate, and mail it promptly in order that your vote can be recorded. A return envelope is enclosed for your convenience. The giving of this Proxy will not affect your right to vote in person in the event you find it convenient to attend the meeting.

                                          By Order of the Board of Directors

                                          CARLO PREVITALI
                                          SECRETARY

Dated: Milan, Italy
       November 14, 1997

                           TRIDENT ROWAN GROUP, INC.
                             Two Worlds Fair Drive
                           Somerset, New Jersey 08873
                                 (908) 868-9000

                                PROXY STATEMENT

SOLICITATION AND USE OF PROXY

    The enclosed Proxy is solicited by the Board of Directors of Trident Rowan Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company, to be held on December 9, 1997, and at any adjournments thereof, for the purposes set forth in the attached Notice of Meeting. Any shareholder giving a Proxy may revoke it at any time prior to its use at the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or by giving a duly executed proxy bearing a later date. Proxies, if duly signed and received in time for voting, and not so revoked, will be voted at the Annual Meeting. Where choices are specified by a shareholder by means of the ballot provided on the Proxy for that purpose, the Proxy will be voted in accordance with such specifications. In the absence of such specifications, the Proxy will be voted FOR the slate of nominees for directors proposed by management, FOR each of the proposals to amend the Articles of Incorporation, and FOR the ratification of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ended December 31, 1997. The Notice of Meeting and the Proxy Statement are being mailed to shareholders on or about November 14, 1997. Under Maryland law and the Company's Articles of Incorporation and By Laws, abstentions will be counted in determining whether a quorum is present and broker non-votes will not be counted. Abstentions and broker non-votes will not be counted as affirmative votes.

    The cost of soliciting proxies will be borne by the Company. In addition to solicitation by the use of the mails, certain officers of the Company may solicit proxies personally and by telephone. The Company may request banks, brokerage houses and custodians, nominees and fiduciaries to forward soliciting material to their principals and will reimburse them for their out-of-pocket expenses.

OUTSTANDING SHARES AND VOTING RIGHTS

    As of October 29, 1997, the record date fixed for the determination of shareholders entitled to vote at the Annual Meeting, there were 5,130,160 outstanding shares of common stock, par value $.01 per share, which constitute the only outstanding securities of the Company having voting rights. Each outstanding share of common stock is entitled to one vote on each matter to be voted. A majority of the shares of common stock represented in person or by proxy, will constitute a quorum for the transaction of business.

    The affirmative vote of two-thirds of all of the votes entitled to be cast on such matter is required to adopt each of the proposals to amend the Articles of Incorporation. The affirmative vote of a majority of all of the votes cast at the meeting in person or by proxy is required to approve the election of each director nominated and the ratification of the appointment of the independent public accounts.

    The Board of Directors has unanimously resolved to recommend the adoption of certain amendments to the Articles of Incorporation relating to the composition of the Board of Directors. The amendments are all related to each other and, as described below, are all required to be proposed for adoption pursuant to an agreement between the Company and Tamarix Capital Corporation. The texts of the proposed amendments are set forth in full in Exhibits A-1 and A-5 to which readers are referred. Terms used below and not otherwise defined have the meanings given them in the texts of the amendments.

    Adoption of each of the following proposals requires the affirmative vote of two-thirds of all outstanding shares entitled to vote.

                                PROPOSAL NO. 1:
                       TO ESTABLISH THE SIZE OF THE BOARD

    The Board proposes to amend the Articles of Incorporation to establish the maximum number of members of the Board of Directors at 11 for so long as Finprogetti, S.p.A. ("Finprogetti") shall not have completed the sale of 1,635,000 shares of common stock to Tamarix Investors LDC ("Tamarix"), and at a maximum of 10 thereafter. See Exhibit A-1.

                                PROPOSAL NO. 2:
                TO REQUIRE AT LEASE THREE INDEPENDENT DIRECTORS

    The Board proposes to amend the Articles of Incorporation to require that at least three members of the Board of Directors shall not be employees of or affiliated with the Company or any of its subsidiaries, or of any shareholder or affiliate thereof, all of whom shall otherwise be persons of good character, experienced in business matters, and reasonably acceptable to Tamarix (each an "independent director"). See Exhibit A-2.

                                PROPOSAL NO. 3:
               TO ESTABLISH REQUIREMENTS FOR ACTION BY THE BOARD

    The Board proposes to amend the Articles of Incorporation to require that actions of the Board of Directors shall require the affirmative vote of the majority of the entire Board, including vacancies then unfilled. See Exhibit A-5.

                                PROPOSAL NO. 4:
                  TO CREATE A STAGGERED BOARD OF THREE CLASSES

    The Board proposes to amend the Articles of Incorporation to classify the Board of Directors into three classes, as nearly equal in number as possible, each of which, after an interim arrangement, will serve for three years, one class being elected each year. See Exhibit A-3.

                                PROPOSAL NO. 5:
              TO ENTITLE TAMARIX TO NOMINATE UP TO THREE DIRECTORS

    The Board proposes to amend the Articles of Incorporation to permit Tamarix, so long as it is the record owner of (i) not less than 1,000,000 shares of Company common stock to nominate one member to each class of the Board of Directors, one of whom shall serve as the Chairman of the Board, (ii) at least 500,000 but fewer than 1,000,000 shares of Company common stock to nominate one member to the class which shall initially serve for a two year term and who shall serve as the Chairman of the Board, and (iii) at least 300,000 but fewer than 500,000 shares of Company common stock to nominate one member to the class which shall initially serve for a one year term. See Exhibit A-5.

    Proposal No. 5 is contingent upon the adoption of Proposal No. 4.

HISTORY OF THE TAMARIX/FINPROGETTI TRANSACTION

    On May 2, 1997, pursuant to an agreement between Tamarix and Finprogetti dated March 7, 1997 (the "Tamarix/Finprogetti Acquisition Agreement"), Finprogetti sold to Tamarix 900,000 shares of the Company's Common Stock owned by Finprogetti. Tamarix and Finprogetti agreed that Finprogetti shall have a put right and Tamarix shall have a call right with respect to an additional 735,000 shares of Common Stock owned by Finprogetti. The put option is exercisable for a one-year period, beginning on the first anniversary of the closing of the 900,000 share purchase and the call option is exercisable during the two years beginning on such closing date. During such two-year period, Tamarix will have a proxy from Finprogetti to vote such 735,000 shares. In addition, on May 2, 1997 Finprogetti delivered the resignations of certain former members of the Company's Board of Directors who had been nominated by Finprogetti. In connection with the Tamarix/Finprogetti Acquisition Agreement, pursuant to an agreement, dated April 8, 1997, between the Company and Tamarix Capital Corporation (the "Inducement Agreement"), the Company has (a) issued to Centaurus Management LDC ("Centaurus"), the Manager of Tamarix, a warrant to purchase 1,250,000 shares of Common Stock with an exercise price per share of $6.00, exercisable for a three-year period which commenced on May 2, 1997 (the "Centaurus Warrant"), (b) registered the resale of shares of the Company purchased by Tamarix from Finprogetti as well as the shares underlying the Centaurus Warrant, and (c) amended the By-Laws and agreed to submit for approval at this meeting of shareholders a proposal to amend the Articles of Incorporation of the Company to provide (i) for a staggered Board of Directors which shall include, under certain circumstances, at least one person nominated by Tamarix in each of the three classes, (ii) for a representative of Tamarix to be Chairman of the Board of the Company, and (iii) that the Board of Directors be expanded and limited to not more than 11 members, under certain circumstances, and otherwise to be limited to 10 members, such Board to include three Tamarix nominees and an additional three independent directors who are experienced in business matters and otherwise reasonably acceptable to Tamarix. The Company agreed that it may not declare and pay dividends without the approval of the Tamarix-nominated directors. The Company has also engaged Tamarix Capital Corporation for three years to provide certain financial advisory services to the Company at a cost of $200,000 per year, payable quarterly, plus reasonable expenses. As financial advisor, Tamarix Capital Corporation will, among other things, identify potential investment or acquisition opportunities for the Company, and sources of capital for the Company and the companies in which the Company makes investments. Tamarix Capital Corporation is a New York-based merchant and investment banking firm founded by Messrs. Mark Hauser and William Spier, members of the Board of Directors of the Company. Tamarix Capital Corporation acts as advisor to and, through its affiliates, makes principal investments in, public and private companies in a variety of growth industries, both in the U.S. and internationally.

PURPOSES AND EFFECTS OF THE AMENDMENTS

    The amendments submitted in these proposals are those governance changes, required under the Inducement Agreement, which require implementation in the Articles of Incorporation. Proposal No. 5 is contingent upon the adoption of Proposal No. 4.

    Changes previously made to the Company's By Laws pursuant to the Inducement Agreement include: 1) establishing a five-member Executive Committee of the Board of Directors which shall include the Chairman of the Board or his designee, the Chief Executive Officer, one other Director nominated by Tamarix, one independent director and one director who lives and is employed in Italy; and 2) prohibiting any amendments to the By Laws which have not been approved by Tamarix, so long as Tamarix is the owner of record of not less than 7.5% of the then-issued and outstanding shares of Company Common Stock. Additionally, pursuant to the Inducement Agreement, the Board agreed that it would not recommend any amendments to the Articles of Incorporation without the approval of Tamarix so long as Tamarix is the owner of record of not less than 7.5% of the then-issued and outstanding shares of Company Common Stock.

    Each proposal is separately, and all proposals are collectively, recommended by the Board of Directors because the participation of Tamarix as a significant shareholder and the presence of their nominees on the Board of Directors are expected to provide the Company with beneficial expertise, enhanced exposure to current and new market opportunities and significant operational strength. Each proposal was negotiated by Tamarix to be included in this proxy statement as a condition of its agreement to purchase the shares held by Finprogetti.

    The recommended changes to the Articles of Incorporation, coupled with the changes already made to the By Laws will, however, increase the time needed to effect, and the difficulty in effecting, a change in a majority of the members of the Board of Directors; and will tend to concentrate decisional authority in the hands of Tamarix.

    As described in greater detail below in connection with Proposal No. 6, at the meeting of shareholders to which this Proxy Statement relates, one class, consisting of four members, including two independent directors, is proposed for election to a one year term expiring at the next meeting of shareholders. One class consisting of four members, including three independent directors is proposed for election to a two year term expiring at the second succeeding meeting of shareholders. The third class, consisting of three members, including two nominees of Tamarix, is proposed for election to a three year term expiring at the third succeeding meeting of shareholders.

                                PROPOSAL NO. 6:
                             ELECTION OF DIRECTORS

    Unless otherwise specified, the Proxy will be voted for each of the nominees named below as a Director. In addition, if Proposal No. 4 is adopted, (a) four of such nominees will be Class I directors who shall serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, (b) four of such nominees will be Class II directors who shall serve until the Company's 1999 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, and (c) three of such nominees will be Class III directors who shall serve until the Company's 2000 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify. If Proposal No. 4 is not adopted, all nominees shall serve until the next annual meeting and until their successors are elected and shall qualify. All but one of the nominees are currently members of the Board of Directors and are persons who Management agreed to nominate in connection with the Inducement Agreement. Management has no reason to believe that any of the nominees will be unable to serve as a Director. In the event, however, that any of them shall be unable to serve as a Director by reason of death, incapacity or for any other reason, or for good cause will not serve, the appointees named in the Proxy reserve the right to substitute another person of their choice as nominee, in his place and stead, or to vote for such lesser number of Directors as may be prescribed by the Board of Directors in accordance with the Company's By Laws.

    The eleven nominees for director, their respective class of director, their positions with the Company, their term of office and their business background are as follows:

CLASS I DIRECTORS:
NAME                                            AGE                       POSITION
------------------------------------------      ---      ------------------------------------------
Albino Collini............................          54   Executive Vice President, Director and
                                                         Member of the Executive Committee
Mario Tozzi-Condivi.......................          71   Vice Chairman and Director
Giovanni Coronia..........................          57   Director
Nicola Caiola.............................          71   Director

CLASS II DIRECTORS:

NAME                                            AGE                       POSITION
------------------------------------------      ---      ------------------------------------------
Arno Morenz...............................          58   Director and member of the Executive
                                                         Committee
Deborah Schondorf-Novick..................          33   Director
William Spier.............................          62   Director and Chairman of the Board
Ronald Koenig.............................          --   Nominee

CLASS III DIRECTORS:
NAME                                            AGE                       POSITION
------------------------------------------      ---      ------------------------------------------
Howard E. Chase...........................          60   President, Chief Executive Officer,
                                                         Director and member of the Executive
                                                         Committee
Emanuel Arbib.............................          30   Director and member of the Executive
                                                         Committee
Mark Hauser...............................          39   Director and Member of the Executive
                                                         Committee

    William Spier, Chairman of the Board, became a Director of the Company on May 2, 1997 upon consummation of the Tamarix/Finprogetti Acquisition Agreement. He is a founder and Managing Director of Tamarix Capital Corporation. From May 1991 until October 1996, he was chairman and chief executive officer of DeSoto, Inc., a manufacturer of household cleaners and detergents. DeSoto was acquired by Keystone Consolidated Industries, Inc., a Texas-based manufacturer of steel and wire rods, of which Mr. Spier is a director. Mr. Spier is also currently a director of Geotek Communications, Inc., a wireless telecommunications company, Video Lottery Technologies, a supplier of software, equipment and related services on-line and video lotteries and gaming programs, and Integrated Technologies, Inc., a computer peripheral and telecommunications device and software company. From 1982 until 1989, Mr. Spier was a private investor, having been Vice Chairman of Phibro-Salomon, Inc. until 1982.

    Mario Tozzi-Condivi has served as a Director of the Company since 1993, and as Vice Chairman since October 1995. He has also served as Director of Moto Guzzi since July 1995; President of Maserati Automobiles Incorporated, the Company's former subsidiary, from February 1989 until 1996; Chairman of the Board of Maserati U.K. Ltd., 1986 to 1987; and has been an independent consultant to automobile importers, distributors and dealers in England, Italy, Singapore and South Africa, since 1984.

    Deborah Schondorf-Novick has been Vice President Investment Banking for GKN Securities Corp. for more than the past five years. She is also a director of Netplex Group Inc., a Nasdaq traded networked information systems company, and of Dalewood Associates, Inc., the corporate general partner of Dalewood Associates, L.P., an investment partnership. She became a Director of the Company on September 7, 1997.

    Dr. Arno Morenz has served as a Director of the Company since April 25, 1997. He currently also serves as chairman of three non-traditional re-insurance companies affiliated with General Electric Capital. He served as the chairman of the board of management of Achener Ruckversicherung, a German reinsurance firm, from 1984 until 1996, when the firm was acquired by a unit of General Electric Capital. He was subsequently appointed to General Electric Capital's supervisory board.

    Mark S. Hauser became a Director of the Company on May 2, 1997 upon consummation of the Tamarix/Finprogetti Acquisition Agreement. He is an attorney and a founder and Managing Director of Tamarix Capital Corporation, a New York-based merchant and investment banking firm. Between 1986 and 1990, Mr. Hauser was Managing Director of Ocean Capital Corporation, an international investment banking firm. In 1991, Mr. Hauser founded Hauser, Richards & Company, also an international investment banking firm. He currently serves as Vice Chairman and a director of Holmes Protection Group, a security alarm company, and a director of ICC Technologies, Inc., a high-technology air conditioning manufacturer, Integrated Technologies of Israel, Ltd., a joint venture of an investment group and Israel Aircraft Industries, and of Direct Language Communications, Inc., a multilingual communications services company.

    Albino Collini has served as a Director of the Company since 1995, and Executive Vice President and Chief Operating Officer of the Company since October 1995. He has also served as a Director of Moto Guzzi since July 1995; founder and President of T.I.M. and predecessors since 1987; Managing Director of Finprogetti from July 1995 until May 1996; and Director of Finprogetti International Holding, S.A. since October 1993.

    Howard E. Chase has served as a Director of the Company since 1971, as Secretary of the Company and as Company counsel from 1971 until September 1995 and as President and Chief Executive Officer of the Company since October 1995. He has also served as Vice-President of the Company from 1986 to October 1995; a partner of Morrison Cohen Singer & Weinstein, LLP from April 1984 until September 1995; and a director of Thoratec Laboratories, Inc., a Nasdaq-traded company since 1987.

    Emanuel Arbib became a Director of the Company on May 2, 1997 upon consummation of the Tamarix/Finprogetti Acquisition Agreement. He is the Managing Director of Capital Management Ltd, an international money management firm based in Jersey, Channel Islands with more than $200 million under management. The firm specializes in the high quality sector of the global fixed income market. He is also the co-founder and Managing Director of Global Investment Advisors, a London-based investment company. Since January 1996, he has served as managing Director of BioSafe Europe, an affiliate of BioSafe International Inc., a publicly traded company engaged in waste management and landfill reclamation. Since September 1996, he has served as a director of International Capital Growth Ltd., and its European subsidiary Capital Growth (Europe) Ltd., investment banking firms. From 1990 until 1991, Mr. Arbib headed the Italian desk for Eurobond sales at Prudential Bache Securities (UK) Ltd.

    Nicola Caiola became a Director of the Company on May 2, 1997 upon consummation of the Tamarix/ Finprogetti Acquisition Agreement. He has been the sole shareholder, chairman and Managing Director of Services Financiers S.A., a Swiss private financial consulting firm in the mergers and acquisitions field, since 1979.

    Giovanni Caronia became a Director of the Company in June 1997 and served as Chairman of the Board of Finprogetti since July 1996. He served as Managing Director or Eurotecnica S.p.A. (a holding company operating in different fields such as engineering and contracting, real estate, financing) from March 1981 to October 1996, when he was appointed Chairman of the Board of Eurotecnica Contractors and Engineers S.p.A. He has also served as Chairman of the Board of A.S.T. S.p.A., a manufacturer of valves, since May 1985, as Auditor of Assocapital S.p.A., an investment company, since September 1985, as Director of Caio Co. N.V. (Curacao, Netherlands) from May 1992 to November 1995, as Director of Eascon S.p.A., a process control software development company, from September 1989 to May 1996, as Director of Etiam S.r.l. since December 1994, as Director of Eurotecnica USA Inc. (Chicago) for over fifteen years, as Director of Euro P.A. S.r.l. from October 1991 to October 1994, as Chairman of the Board of Fiblog S.A., a Luxembourg based holding company, since July 1990, as Chief Executive Officer of Fiborg S.p.A. since April 1993, as Director of Indograsco (Santo Domingo) since March 1988, as Auditor of Iniziativa S.r.l. from 1991 to 1992, as Director of Sacit S.p.A., a high technology air conditioning systems manufacturer, since December 1991, as Director of Savon Holding Participation B.V. (Amsterdam, Holland) from July 1990 to July 1997, and as Auditor of Tegia since June 1996.

    Ronald B. Koenig is Chairman of the Board, President and Chief Executive Officer of Capital Growth Holding, Ltd. ("CGHL"), and holds the same offices for International Capital Growth, Ltd., a CGHL subsidiary. Since 1993, Mr. Koenig has been Chairman and co-founder of Capital Growth International, L.L.C. From 1980 to 1993, Mr. Koenig was a Senior Managing Director and department head of corporate finance at Gruntal & Co., Incorporated. From 1997 to 1985, Mr. Koenig was a Managing Director and from 1985 to 1989, Chairman of the Board of Ladenburg Thalmann & Co., Inc.

    Each of Messrs. Chase, Hauser, Spier, Arbib, Koenig and Ms. Schondorf-Novick is a director of a company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). None of the other above-described persons is a director of such a company or of any company registered as an Investment Company under the Investment Company Act of 1940.

    The Board of Directors established an Audit Committee in 1995, which currently consists of: Howard E. Chase, Mark Hauser and Dr. Arno Morenz. The Audit Committee is charged with the responsibility to review the performance of the independent accountants as auditors for the Company, discuss and review the scope and the fees of the prospective annual audit, review with the auditors the corporate accounting practices and policies and recommend to whom reports should be submitted within the Company, review their final report with the auditors, review with the auditors overall accounting and financial controls, and be available to the auditors during the year for consultation purposes. In addition, the Audit Committee is charged with conducting an appropriate review of all related party transactions on an ongoing basis and a review of potential conflict of interest situations. The Board of Directors has established a Compensation Committee which is charged with the responsibility to review and make recommendations to the Board regarding salaries, compensation and benefits of executive officers and key employees of the Company. All of the current members of the Board of Directors who were or became directors in 1996 attended at least 75% of those meetings held in such year during their term of service. The term of each Director will expire when his successor shall have been elected and shall have qualified. Non-employee directors will be compensated for their services as such, at the rate of $4,000 per year.

EXECUTIVE OFFICERS

                                                                                    POSITION WITH COMPANY
                                                                                   AND BUSINESS EXPERIENCE
NAME                                                       AGE                     DURING PAST FIVE YEARS
-----------------------------------------------------      ---      -----------------------------------------------------
Howard Chase (1).....................................
Albino Collini (1)...................................
Mario Tozzi-Condivi (1)..............................
Carlo Previtali......................................          52   Secretary and Treasurer of the Company.

------------------------

(1) Information relating to the ages, positions with the Company and past business experience of Messrs. Chase, Collini and Tozzi-Condivi is set forth above under "Directors." All executive officers will serve in their respective capacities until their successors shall have been elected and qualified.

    Carlo Previtali has served as Secretary and Treasurer of the Company since July 1995. He has also served as Director of Finprogetti International Holding, S.A. from November 1988 to December 1994; Director of Nolan S.r.l., a manufacturer of motorbike helmets, from May 1989 to November 1990; Chief Executive Officer of Profin S.p.A., an investment company from January 1990 to December 1995; Director of Cem S.p.A., a manufacturer of compressors, from March 1990 to January 1991; Chief Executive Officer of Unifin, S.r.l., an investment company, from March 1990 to October 1991; Director of Progetti Cosmetics S.r.l. from June 1991 to June 1994; Director of Oikos S.r.l., an investment company, from September 1991 to March 1993; Director of Team Finanziaria S.r.l., an investment company, from October 1991 to July 1993; Chief Executive Officer of Finprogetti Investimenti Immobiliare, S.p.A. from February 1993 to October 1995; Director of Finproservice, S.p.A. from March 1993 to September 1994; Director of O.A.M., S.p.A. since July 1995; Director of American Finance, S.p.A. since July 1995; Director of Opticos S.r.l., a manufacturer of sport glasses, from May 1983 to July 1991; San Giorgio S.r.l., in which Mr. Previtali held a non-executive post until he resigned in November 1993, has been in "controlled administration" in Italy since 1995. Controlled Administration is roughly analogous to United States bankruptcy reorganization. He served as an officer of Finprogetti S.p.A. from 1983 until June 1996.

PRINCIPAL SECURITY HOLDERS

    The following table sets forth certain information concerning the beneficial ownership of Common Stock as of November 6, 1997, by (i) each person who is known by the Company to own beneficially 5% or more of the Common Stock, (ii) each of the Company's directors and Named Executive Officers, and (iii) all directors and executive officers as a group. Unless otherwise indicated, each person in the table has sole voting and investment power with respect to the shares shown.

                                                                             NUMBER OF SHARES
                                                                               BENEFICIALLY          PERCENTAGE
NAME AND ADDRESS OF BENEFICIAL OWNER**                                             OWNED         BENEFICIALLY OWNED
---------------------------------------------------------------------------  -----------------  ---------------------
Tamarix Investors LDC......................................................       2,885,000(1)             45.1
444 Madison Ave.
New York, NY 10022
Tail Trust.................................................................         776,530                15.1
c/o Pirunico Trustees (Jersey)(2)
Limited Account 282
44 Esplanade House
St. Helier, Jersey
Channel Islands
William Spier(3)...........................................................       2,885,000                45.1
Howard E. Chase(4).........................................................          70,000                 1.3
Albino Collini(5)..........................................................         165,972                 3.2
Mario Tozzi-Condivi(6).....................................................          40,000                   *
Domenico Costa(6)..........................................................          20,000                   *
Arnolfo Sacchi.............................................................               0                   0
Carlo Previtali(6).........................................................          20,000                   *
Emanuel Arbib(3)...........................................................       2,885,000                45.1
Nicola Caiola..............................................................               0                   0
Santiago De Tomaso(6)......................................................          10,000                   *
Mark S. Hauser(3)..........................................................       2,885,000                45.1
Dr. Arno Morenz............................................................               0                   0
Barry Rubenstein...........................................................         473,000(7)              9.0
68 Wheatley Road
Brookville, NY 11545
Applewood Associates, L.P..................................................         260,000(8)              5.0
68 Wheatley Road
Brookville, NY 11545
Barry Fingerhut............................................................         280,000(9)              5.4
767 Fifth Avenue
New York, NY 10153
Irwin Lieber...............................................................         280,000(9)              5.4
767 Fifth Avenue
New York, NY 10153
Applewood Capital Corp.....................................................         260,000(10)             5.0
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY 11545
Seth Lieber................................................................         260,000(11)             5.0
767 Fifth Avenue
New York, NY 10153
Jonathan Lieber............................................................         260,000(11)             5.0
767 Fifth Avenue
New York, NY 10153
All executive officers and directors as a Group
  (10 persons).............................................................       3,210,972(12)            48.8

------------------------

*   Less than 1%.

** Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise of options or warrants currently exercisable, or exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(1) Upon consummation of the Tamarix/Finprogetti Acquisition Agreement, Tamarix and affiliates became the beneficial owner of 2,885,000 shares, including 900,000 shares purchased thereunder, 735,000 shares held by Finprogetti subject to a call option by Tamarix and a put option by Finprogetti and 1,250,000 shares of stock underlying the Centaurus Warrant. As a result thereof, Finprogetti is the record owner of 785,970 shares, but beneficially owns 73,350 shares, substantially all of which are subject to purchase by the Company.

(2) Pirunico Trustees (Jersey) Limited is the trustee of the Tail Trust, which acquired by gift shares formerly owned by the Company's former principal shareholder and Chairman.

(3) Messrs. Spier, Arbib and Hauser, indirectly own controlling interests in Tamarix and Centaurus, and may therefore be viewed as having beneficial ownership of the Common Stock beneficially owned by Tamarix.

(4) Includes 60,000 shares purchasable upon exercise of options.

(5) Represents 135,972 shares held of record by Tairona, S.A., a Luxembourg corporation affiliated with Mr. Collini, and 30,000 shares purchasable by Mr. Collini upon exercise of options.

(6) Represents shares purchasable upon exercise of options.

(7) Barry Rubenstein is a general partner of Applewood Associates, L.P. and two other partnerships which own shares of Common Stock, is the husband and the father of two other shareholders, and a shareholder, officer and director of Applewood Capital Corp. He may therefore be deemed the beneficial owner of 473,000 shares of Common Stock purchaseable upon exercise of warrants. He disclaims beneficial ownership of all such shares except to the extent of his equity interest therein.

(8) Includes 200,000 shares of Common Stock and 60,000 shares of Common Stock purchaseable upon exercise of warrants.

(9) As a general partner of Applewood Associates, L.P. and an officer and director of Applewood Capital Corp., the reporting person may therefore be deemed the beneficial owner of 280,000 shares of Common Stock, consisting of 220,000 shares of Common Stock and 60,000 shares of Common Stock purchaseable upon exercise of warrants. He disclaims beneficial ownership of all such shares except to the extent of his equity interest therein.

(10) Includes 200,000 shares of Common Stock and 60,000 shares of Common Stock purchaseable upon exercise of warrants.

(11) As an officer of Applewood Capital Corp., the reporting person may be deemed the beneficial owner of 260,000 shares of Common Stock, consisting of 200,000 shares of Common Stock and 60,000 shares of Common Stock purchaseable upon exercise of warrants. He disclaims beneficial ownership of all such shares except to the extent of his equity interest therein.

(12) Includes 180,000 shares purchasable upon exercise of options, as well as shares beneficially owned by Tamarix and those underlying the Centaurus Warrant, with respect to which Messrs. Spier, Arbib and Hauser may be viewed as having beneficial ownership. Does not include 125,000 shares which GKN

    Securities Corp., by whom Deborah Schondorf-Novick is employed, may purchase pursuant to options acquired by GKN in connection with a recent underwritten offering of the Company's securities.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table shows, for the three fiscal years ended December 31, 1996, 1995 and 1994 the cash compensation paid or accrued for those years to the President of the Company and each of the other five most highly compensated executive officers of the Company other than the President whose aggregate annual salary and bonus exceed $100,000 for the Company's last fiscal year ("Named Executive Officers") in all the capacities in which they served:

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                            ANNUAL            OTHER         (#)AWARDS
                                                         COMPENSATION        ANNUAL       OPTIONS/SARS
NAME AND PRINCIPAL POSITION                  YEAR     SALARY (LIT./$)(1)  COMPENSATION         (#)
-----------------------------------------  ---------  ------------------  -------------  ---------------
Howard E. Chase..........................       1995  Lit. 155,737,000/             -0-          300,000
President and Chief Executive                   1996      ($101,789)                -0-              -0-
  Officer since October 28, 1995                      Lit. 573,750,000/
                                                          ($375,000)
Albino Collini(2)........................       1995  Lit. 186,700,000/       Lit.               150,000
Executive Vice President since                  1996      ($122,026)       50,000,000/               -0-
  October 28, 1995                                    Lit. 382,500,000/     ($32,680)
                                                          ($250,000)          Lit.
                                                                           76,500,000/
                                                                            ($50,000)
Mario Tozzi-Condivi(3)...................       1995    Lit. 93,414,000/            -0-          200,000
Vice Chairman since October 28, 1995            1996      ($61,055)                 -0-              -0-
                                                      Lit. 283,050,000/
                                                          ($185,000)
Domenico Costa...........................       1995  Lit. 237,850,000/             -0-           60,000
President of T.I.M.                             1996      ($155,458)                -0-              -0-
                                                      Lit. 240,000,000/
                                                          ($156,863)
Arnolfo Sacchi...........................       1994  Lit. 192,000,000/             -0-              -0-
Former managing director of Moto Guzzi          1995      ($125,490)                -0-              -0-
  from 1994 until April 1997                    1996  Lit. 223,519,700/             -0-              -0-
                                                          ($146,092)
                                                      Lit. 240,000,000/
                                                          ($156,863)
Carlo Previtali..........................       1996  Lit. 240,000,000/             -0-              -0-
Treasurer and Secretary                                   ($156,863)

------------------------

The aggregate amount of all perquisites and other personal benefits paid to each of the Named Executive Officers did not exceed the greater of $50,000 or 10% of such Officer's salary.

(1) Lire amounts have been converted to dollars at the rate of 1,530 lire per U.S. Dollar, the approximate rate in effect on December 31, 1996.

(2) Does not include Lit. 376,767,000 ($246,253) received in respect of a certain T.I.M. engagement predating the Company's acquisition of T.I.M. as part of the Finprogetti Acquisition.

(3) The above amounts plus expenses were paid to Como Consultants Limited, an Isle of Jersey company, which provides the Company with the services of Mr. Tozzi-Condivi. No other form of compensation was paid to Como Consultants or to Mr. Tozzi-Condivi.

EMPLOYMENT CONTRACTS

    In November 1995, the Company entered into employment agreements with each of Howard E. Chase, Albino Collini, Giovanni Avallone (a former director), Domenico Costa and Carlo Previtali, an agreement for limited services with Francesco Pugno Vanoni (the former Chairman of the Board), and a Consulting Agreement with Como Consultants, Limited, a corporation which provides the services of Mario Tozzi-Condivi. The agreements with Messrs. Chase, Collini and Pugno Vanoni and with Como Consultants are for a term of five years, and all other agreements are for a term of three years, subject, in all cases, to early termination under certain conditions. Pursuant to such agreements Mr. Chase serves as President and Chief Executive Officer at a base salary of $375,000 per year, Mr. Collini serves as Chief Operating Officer at a base salary of $250,000 per year plus a guaranteed additional payment of $50,000 per year and Mr. Tozzi-Condivi serves as Vice Chairman of the Board and Chairman of the Executive Committee at a base compensation of $185,000 per year. All such agreements include cost-of-living increases and non-competition provisions for a period of two years after termination of employment. The three-year agreement with Mr. Previtali provides for his serving as Treasurer of the Company at a salary of Lit. 240 million ($156,863) per year, the agreement with Mr. Avallone provides for his serving on a part-time basis as Director of Special Projects and Merchant Banking at an annual salary of Lit. 60 million ($39,216), and the agreement with Mr. Pugno Vanoni provides that in any year in which he serves on the Company's Executive Committee, he will receive a salary of Lit. 80 million ($52,288) for such year. Mr. Costa is employed as Managing Director of T.I.M. for three years at a salary of Lit. 240 million ($156,863) per year. In connection with the Tamarix/Finprogetti Acquisition Agreement, Mr. Pugno Vanoni has terminated his employment agreement.

    The compensation of the Named Executive Officers in 1996 was the result of the negotiated employment agreements described above, and not the implementation of a compensation policy.

STOCK OPTION PLANS

    In order to attract and retain employees, the Board of Directors adopted, and the shareholders approved, the 1995 Non-Qualified Stock Option Plan ("1995 NQ Plan") and the 1995 Stock Option Plan for Outside Directors ("1995 Directors Plan"). The 1995 NQ Plan and the 1995 Directors Plan are referred to collectively as the "1995 Plans." Options to purchase an aggregate of 2,150,000 shares of common stock (subject to antidilution adjustments under certain circumstances) may be awarded under the 1995 Plans.

    1995 NQ PLAN

    The 1995 NQ Plan is administered by a committee consisting of two members of the Board, neither of whom for at least one year prior to such member's commencement of service, received any discretionary grant of options under the 1995 NQ Plan or otherwise. Members of the committee are not entitled to receive grants under the 1995 NQ Plan. The maximum number of options which any optionee may receive is 350,000 per calendar year.

    All officers and employees who, in the opinion of the committee have made or are expected to make key contributions to the success of the Company are eligible to receive options under the Plan. The committee may determine, subject to the terms of the 1995 NQ Plan, the persons to whom options will be awarded, the number of shares and the specific terms of each option granted. Officers and key employees of companies acquired or operated by the Company or its subsidiaries may also be option recipients. Specific performance or other criteria governing the granting of the remaining options have not yet been established by the committee. Options may not be granted at an exercise price below the fair market value on the date of grant.

    If an option expires unexercised, is surrendered by the grantee for cancellation, is canceled or otherwise becomes unexercisable, the shares underlying the grant will again become available for the granting of new options under the 1995 NQ Plan.

    The plan is subject to amendment by a majority of those members of the Board of Directors who are ineligible to receive options, but the Board may not (i) change the total number of shares of stock available for options; (ii) increase the maximum number of options; (iii) extend the duration of the plan; (iv) decrease the minimum option price or otherwise materially increase the benefits accruing to recipients; or (v) materially modify the eligibility requirements.

    1995 DIRECTORS' PLAN

    All non-employee directors, who were never previously employed by the Company or eligible to receive options, will annually receive, on each January 2 beginning in 1996, options to purchase 5,000 shares under the 1995 Directors Plan. Newly appointed or elected non-employee directors receive a grant upon taking office.

    A total of 20,000 options under the plan were granted in each of 1996 and 1997. Options granted in 1996 are exercisable at $12.26 per share and options granted on January 2, 1997 are exercisable at $9.313 per share. Options to be granted in future years will be exercisable at the reported closing price of the stock on January 2 of the year of grant. Options are not exercisable until the later of January 2 of the year succeeding the date of grant or six months following the date of grant.

    The authority to grant options under the 1995 Directors Plan will terminate on the earlier of December 31, 2005 or upon the issuance of the maximum number of shares of stock reserved for issuance under the plan which is 150,000, 110,000 of which remain available for issuance.

    The 1995 Directors Plan may be amended by the Board of Directors except that provisions thereof concerning granting of options may not be amended more than once every six months unless necessary to comply with the Internal Revenue Code or the Employee Retirement Income Security Act.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    No stock options or SARs were granted in the fiscal year ended December 31, 1996 to any of the Named Executive Officers.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

    The following table summarizes the number of exercisable and unexercisable options held by the Named Executive Officers at the end of 1996. None of the unexercised options held by the Named

Executive Officers at the end of 1996 were exercisable at a price equal to or less than the market price of the Common Stock on the date of issuance.

                                                                                               NUMBER OF SHARES
                                                                                            UNDERLYING UNEXERCISED
                                                                                            OPTIONS/SARS AT FISCAL
                                                                            NUMBER OF              YEAR-END
                                                                             SHARES       --------------------------
                                                                                          EXERCISABLE  UNEXERCISABLE
                                                                                          -----------  -------------
                                                                                               NUMBER OF SHARES
                                                                            ACQUIRED              UNDERLYING
                                                                               ON           OPTIONS/SARS AT FISCAL
                                                                           EXERCISE(1)             YEAR-END
                                                                         ---------------  --------------------------
NAME
-----------------------------------------------------------------------
Howard E. Chase, CEO...................................................            --         60,000        240,000
Mario Tozzi Condivi....................................................            --         40,000        160,000
Albino Collini.........................................................            --         30,000        120,000
Domenico Costa.........................................................            --         20,000         40,000
Arnolfo Sacchi.........................................................            --              0              0
Carlo Previtali........................................................            --         20,000         40,000

------------------------

(1) None of the Named Executive Officers exercised any stock options in 1996.

COMPENSATION OF DIRECTORS

    Non-employee members of the Board of Directors of the Company will each be paid $4,000 per year from the Company for services rendered in their capacity as such and will receive automatic grants of stock options. See "Stock Option Plans--1995 Directors' Plan." Officers of the Company or its subsidiaries who are members of the Board of Directors of the Company and employees receive compensation for services rendered in their capacities as officers only, and may be entitled to discretionary grants of stock options.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Company's Board of Directors established a compensation committee on October 28, 1995. The Company and each of its subsidiaries has, to date, addressed all compensation issues through its or their respective boards of directors. Of the present members of the Board of Directors, Messrs. Chase, Collini and Tozzi-Condivi served as executive officers and/or employees of the Company and/or one or more of the Company's subsidiaries in 1996.

    Messrs. Tozzi-Condivi, Chase, and Previtali engaged in transactions with the Company during 1996 in addition to serving as a director and/or officer of the Company. See "Certain Relationships and Related Transactions" below.

COMPARATIVE STOCK PERFORMANCE GRAPH

    The following is a graph comparing the annual percentage change in the cumulative total shareholder return* of the Company's common stock with the corresponding returns of the published Dow Jones Equity Market Index and Dow Jones Other Recreational Products Index and the NASDAQ Non-Financial Index compiled by Research Data Group for the Company's five (5) fiscal years ended December 31, 1992-1996, inclusive.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              TRIDENT ROWAN        DOW JONES EQUITY            DOW JONES OTHER               NASDAQ

                   GROUP, INC.                  MARKET          RECREATIONAL PRODUCTS       NON-FINANCIAL
12/91                     $100                    $100                           $100                $100
12/92                     $100                    $109                           $119                $109
12/93                      $57                    $119                           $137                $126
12/94                     $264                    $120                           $144                $121
12/95                     $296                    $167                           $190                $169
12/96                     $261                    $206                           $228                $206

* $100 invested on 12/31/91 in stock or index--including reinvestment of dividends.

    Fiscal year ending December 31.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    In 1995, the Company repurchased shares previously owned by its former Chairman of the Board, and agreed to repurchase the remaining 776,530 shares formerly so held. The Company has also agreed to repurchase 73,110 shares from Finprogetti, at a specified time and price.

    The law firm of Morrison Cohen Singer & Weinstein, LLP is counsel to the Company. Howard E. Chase, a Director of the Company and its Chief Executive Officer, was a member of such firm until September 1, 1995. Fees paid by the Company and subsidiaries to Morrison Cohen Singer & Weinstein, LLP in 1996 did not exceed 5% of such firm's gross revenues for that period.

    Como Consultants Limited, an Isle of Jersey company which employs Mario Tozzi-Condivi, a Director of the Company and its Vice-Chairman, was paid $185,000 in 1996 for consulting services rendered to the Company.

    Mr. Carlo Garavaglia, a Director of the Company until May 2, 1997, is a member of a law firm which was paid by the Company and its subsidiaries in 1996 for legal and statutory auditing services rendered, an amount less than 5% of such firm's gross revenues in such period.

    Mr. Pugno Vanoni, Chairman of the Company until May 2, 1997, and his brother, own offices in Milan which are leased to certain subsidiaries of the Company acquired from Finprogetti at a rental of Lit. 148 million ($97,000) per year.

    GKN Securities Corp., by which Deborah Schondorf-Novick is employed, was paid fees by a subsidiary of the Company in 1996 in connection with a private placement of the securities of the subsidiary. The aggregate amount of all such compensation did not exceed 5% of such firm's gross revenues in such year.

    Mr. Giovanni Avallone, Ms. Maria Luisa Ruzzon, Mr. Carlo Garavaglia and Mr. Pugno Vanoni all served as directors of Finprogetti until July 19, 1996 and directors of the Company until May 2, 1997. Mr. Carlo Previtali, Secretary and Treasurer of the Company served as director of Finprogetti until July 19, 1996.

    Mr. Mark Hauser and Mr. William Spier, who became directors of the Company upon consummation of the Tamarix/Finprogetti Acquisition Agreement, are Managing Directors of Tamarix Capital Corporation.

    Upon consummation of the Tamarix/Finprogetti Acquisition Agreement, Tamarix Capital Corporation, an affiliate of Tamarix, was retained by the Company as a financial advisor for a period of three years at an annual fee of $200,000 payable in quarterly installments. Centaurus, the Manager of Tamarix, was granted warrants to purchase 1,250,000 shares of Common Stock. Messrs. Hauser, Spier and Arbib collectively control Centaurus.

    Certain property in Cologne, Italy has been sold to a company affiliated with Antonio Bertoni who is a shareholder of Domer S.r.l. and Managing Director of Interim S.p.A. The Company is a minority shareholder in both such entities.

    All transactions between the Company and its officers, directors, principal shareholders or other affiliates have been on terms no less favorable than those that are generally available from unaffiliated third parties. Any such future transactions will be on terms no less favorable to the Company than could be obtained from an unaffiliated third party on an arm's-length basis and will be approved by a majority of the Company's independent and disinterested directors.

    UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES SET FORTH ABOVE.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL THE NOMINEES NAMED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

                                PROPOSAL NO. 7:
       TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997

    The Board of Directors has appointed Arthur Andersen LLP to continue as the Company's auditors and to audit the books of account and other records of the Company for the fiscal year ending December 31, 1997. Arthur Andersen LLP has audited the Company's financial statements since 1996. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting to respond to questions from shareholders and to make a statement if they desire to do so. The Board of Directors recommends a vote FOR the foregoing proposal no. 7.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities ("Ten Percent Holders") to file reports of ownership and changes in ownership with the Commission. Directors, executive officers and Ten Percent Holders are required to furnish the Company with copies of all such forms that they file. Based solely on the review of such forms furnished to the Company, the Company believes that during 1996, the directors, executive officers and Ten Percent Holders complied with all applicable filings requirements of Section 16(a).

SHAREHOLDER PROPOSALS AT THE COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

    Shareholders of the Company who intend to submit proposals to the Company's shareholders at the Company's next annual meeting of shareholders must submit such proposals to the Company so that it is received no later than May 26, 1998, 120 days before the anticipated date of mailing of the proxy statement for such meeting. Shareholder proposals should be submitted to Carlo Previtali, Secretary, Two Worlds Fair Drive, Somerset, New Jersey 08873.

ADDITIONAL INFORMATION

    Upon the written request of any stockholder, the Company will provide, without charge, a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996. Written requests for such report should be directed to the Office Administrator of the Company, Two Worlds Fair Drive, Somerset, New Jersey 08873.

OTHER MATTERS

    Management knows of no other matters to be presented at the Annual Meeting. If any other matter does properly come before the Annual Meeting, the appointees named in the Proxy will vote the Proxy in accordance with their best judgment.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ CARLO PREVITALI
                                      ---------------------------------
                                               Carlo Previtali
                                                  SECRETARY

Dated: Milan, Italy
       November 14, 1997

                                                                       EXHIBIT A

    The following changes are proposed to be made to the Articles of
Incorporation:

                                  EXHIBIT A-1

        "5. (a) The number of directors of the Corporation shall be such as shall be fixed from time to time by, or in the manner provided in the By-laws; provided, however, that the number of directors of the Corporation shall number no less than eleven (11) for so long as Finprogetti, S.p.A. is a beneficial owner of shares of the Corporation's Common Stock and shall not have completed the sale of 1,635,000 shares of Common Stock to Tamarix Investors, LDC ("Tamarix") pursuant to that certain Agreement to Purchase Common Stock dated March 7, 1997, unless waived by Tamarix, and thereafter shall number no less than ten (10);

                                  EXHIBIT A-2

        (b) At least three (3) directors of the Corporation shall not be employees of or affiliated with the Corporation or any of its subsidiaries, or of any shareholder or affiliate thereof; all of whom shall be persons of good character, experienced in business matters, and reasonably acceptable to Tamarix;

                                  EXHIBIT A-3

        (c) The Board of Directors of the Corporation shall be divided into three (3) classes, as nearly equal in number as possible. Except as follows, each such class will serve for three years until such year's annual meeting of shareholders and until their successors shall be elected and qualified. The initial Class I directors elected at the Annual Meeting of Shareholders held in 1997 shall serve until the 1998 Annual Meeting of Shareholders, the initial Class II directors elected at the Annual Meeting of Shareholders held in 1997 shall serve until the 1999 Annual Meeting of Shareholders, and the initial Class III directors elected at the Annual Meeting of Shareholders held in 1997 shall serve until the 2000 Annual Meeting of Shareholders; and

                                  EXHIBIT A-4

        (d) Tamarix may nominate, so long as it is the record owner of (i) not less than 1,000,000 shares of the Corporation's Common Stock, one member to each class of the Board of Directors, one of whom shall be elected by the Board of Directors to serve as the Chairman of the Board, (ii) at least 500,000 but fewer than 1,000,000 shares of the Corporation's Common Stock one member to Class II, which class shall initially serve for a two-year term, and who shall serve as the Chairman of the Board, and (iii) at least 300,000 but fewer than 500,000 shares of the Corporation's Common Stock, one member to Class I, which class shall initially serve for a one-year term."

and

                                  EXHIBIT A-5

        "6. Actions of the Board of Directors shall require the vote of the majority of the entire Board of Directors, including unfilled vacancies thereon. The By-laws shall, from time to time, prescribe the number of directors which shall constitute a quorum for the transaction of business, which number shall in no case be less than the minimum number needed for the Board of Directors to approve actions."

                                   FORM OF PROXY

                            TRIDENT ROWAN GROUP, INC.

                PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS OF TRIDENT ROWAN GROUP, INC.

    The undersigned acknowledges receipt of a Notice of Annual Meeting and of accompanying Proxy Statement and hereby appoints Carlo Previtali and Cheryl Prongay, and either of them, proxies with several powers of substitution, to vote the shares of Trident Rowan Group, Inc. (the "Company"), standing in the name of the undersigned at the Annual Meeting of Shareholders of the Company, to be held on December 9, 1997, or at any adjournment thereof, as indicated upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement:


             (CONTINUED, AND TO BE DATED AND SIGNED ON OTHER SIDE)

    1. To amend the Company's Articles of Incorporation to expand and limit the Board of Directors to a maximum of 11 members under certain circumstances, and to a maximum of 10 members under other circumstances.

                 / / FOR         / / AGAINST           / / ABSTAIN

    2. To amend the Company's Articles of Incorporation to provide that the Board of Directors shall include, under certain circumstances, three nominees of Tamarix Investors LDC ("Tamarix") and an additional three independent directors who are otherwise experienced in business matters and otherwise reasonably acceptable to Tamarix.

                 / / FOR         / / AGAINST           / / ABSTAIN

    3. To amend the Company's Articles of Incorporation to provide that action of the Board of Directors shall require the affirmative vote of the majority of the entire Board, including vacancies then unfilled.

                 / / FOR         / / AGAINST           / / ABSTAIN

    4. To amend the Company's Articles of Incorporation to provide for a staggered Board of Directors consisting of three classes of directors.

                 / / FOR         / / AGAINST           / / ABSTAIN

    5. If Proposal No. 4 is adopted, to amend the Company's Articles of Incorporation to provide that under certain circumstances, Tamarix shall have the right to nominate one member to each class thereof.

                 / / FOR         / / AGAINST           / / ABSTAIN

    6. To elect the following eleven persons to the Board of Directors. If Proposal No. 4 is adopted, (a) four of such persons shall be Class I directors who shall serve until the next Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, (b) four of such persons shall be Class II directors who shall serve until the Company's 1999 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, and (c) three of such persons shall be Class III directors who shall serve until the Company's 2000 Annual Meeting of Shareholders and until their successors shall be elected and shall qualify, as follows:

             Class I to serve until the 1998 shareholders' meeting:
   Albino Collini    Giovanni Caronia     Nicola Caiola     Mario Tozzi-Condivi

           Class II to serve until the 1999 shareholders' meeting:
  Arno Morenz     Deborah Schondorf-Novick     William Spier    Ronald Koenig

           Class III to serve until the 2000 shareholders' meeting:
            Howard E. Chase       Emanuel Arbib       Mark Hauser

    If Proposal No. 4 is not adopted, all of the above eleven nominee directors shall serve until the next annual meeting and until their successors shall be elected and shall qualify.

                 / / FOR         / / AGAINST           / / ABSTAIN

    7. To ratify the appointment of Arthur Andersen LLP as the Company's independent public accountants for the fiscal year ending December 31, 1997.

                 / / FOR         / / AGAINST           / / ABSTAIN

    8. To act upon any other business that may properly come before the meeting or any adjournment thereof according to the number of votes and as fully as the undersigned would be entitled to vote if personally present, hereby revoking any prior proxy or proxies, if more than one of the above-named proxies shall be present in person or by substitute, both of the proxies so present and voting shall have and may exercise all the powers hereby granted.

IF NO INSTRUCTION IS INDICATED, SAID PROXIES WILL VOTE "FOR" THE PROPOSALS REFERRED TO IN ITEMS 1-7 AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 8.

             Dated ___________________________, 1997
                        (Please Date)

                                           Signature(s):


                                           ___________________________________

                                           ___________________________________
                                            (Please sign under name exactly as
                                                 it appears hereon)